UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2015

CIVEO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-36246	46-3831207
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

Three Allen Center 333 Clay Street, Suite 4980
Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 510-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On April 6, 2015, Civeo Corporation (“Civeo US”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Civeo Canadian Holdings ULC, an unlimited liability company organized under the laws of British Columbia, Canada and wholly-owned subsidiary of Civeo US (“Civeo Canada”), and Civeo US Merger Co, a Delaware corporation and wholly-owned subsidiary of Civeo Canada. Under the Merger Agreement, the parties would effect a merger transaction that will effectively change the place of incorporation of the parent of the Civeo group of companies from Delaware to British Columbia, Canada. The Merger Agreement and the transactions contemplated thereby are more fully described in the definitive proxy statement/prospectus on Schedule 14A of Civeo US filed with the Securities and Exchange Commission on April 8, 2015, which description is incorporated by reference herein.

Additional Information

In connection with the proposed redomicile transaction, on April 7, 2015, Civeo Canada filed with the SEC an amendment to its registration statement on Form S-4 (Registration No. 333-201335) that includes a preliminary prospectus of Civeo Canada and a preliminary proxy statement of Civeo US, which registration statement was declared effective on April 7, 2015. Each of Civeo US and Civeo Canada filed the definitive proxy statement/prospectus with the SEC on April 8, 2015, which is being mailed to shareholders of Civeo US on or about April 13, 2015. INVESTORS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AND ANY OTHER MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REDOMICILE TRANSACTION AND CIVEO. Investors may obtain a free copy of the definitive proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at Civeo’s web site at www.civeo.com. Investors will also be able to obtain, without charge, a copy of the definitive proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Civeo Corporation, 333 Clay Street, Suite 4980, Houston, TX 77002, telephone 713.510.2400.

Civeo US and its directors and officers may be deemed to be participants in the solicitation of proxies from Civeo US’s shareholders in connection with the proposed redomicile transaction. Information about these persons is set forth in the definitive proxy statement/prospectus and in documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. Investors may obtain additional information regarding the interests of such persons, which may be different from those of Civeo US’s shareholders generally, by reading the definitive proxy statement/prospectus and other relevant documents regarding the proposed redomicile transaction filed and to be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
2.1

Agreement and Plan of Merger, dated as of April 6, 2015, among Civeo Corporation, Civeo Canadian Holdings ULC and Civeo US Merger Co (incorporated by reference to Annex A of Civeo Corporation’s definitive proxy statement/prospectus on Schedule 14A filed with the SEC on April 8, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVEO CORPORATION

Date: April 9, 2015	By:	/s/ Frank C. Steininger
Frank C. Steininger
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
2.1

Agreement and Plan of Merger, dated as of April 6, 2015, among Civeo Corporation, Civeo Canadian Holdings ULC and Civeo US Merger Co (incorporated by reference to Annex A of Civeo Corporation’s definitive proxy statement/prospectus on Schedule 14A filed with the SEC on April 8, 2015).